UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

 Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACTOF 1934

January 16, 2013
Date of Report (Date of earliest event reported)

The Boeing Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)

(312) 544-2000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On January 16, 2013, the U.S. Federal Aviation Administration (FAA) issued an emergency airworthiness directive that requires U.S. 787 operators to temporarily cease operations and recommends other regulatory agencies to follow suit. The Boeing Company issued a press release regarding the FAA's action, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:        /s/ Michael F. Lohr
          Michael F. Lohr
          Vice President, Assistant General Counsel and Corporate Secretary

Dated:  January 17, 2013

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated January 16, 2013.